                                                                   Exhibit 10.38
                       SECOND RESTATED CREDIT AGREEMENT


     This Second Restated Credit Agreement is dated as of January 5, 2000, by and among SAND SPRINGS RAILWAY COMPANY, an Oklahoma corporation ("Borrower"), and BANK OF OKLAHOMA, NATIONAL ASSOCIATION, a national banking association ("Bank").

                                   RECITALS

     A. Reference is made to the Restated Credit Agreement dated April 23, 1991, as amended May 31, 1992, September 24, 1993, November 4, 1994, July 31, 1996, July 31, 1997, and July 31, 1998 (the "Existing Credit Agreement"), currently by and between Borrower and Bank, pursuant to which exists a $2,000,000 Term Loan, with a current outstanding balance of $500,000, and a $1,500,000 revolving line of credit.

     B. Borrower and Bank hereby intend to (i) restate the Existing Credit Agreement in its entirety, (ii) renew and readvance $1,504,000 under the $2,000,000 Term Loan, (iii) renew and decrease the $1,500,000 revolving line of credit to $1,000,000, and (iv) restate certain other terms and conditions as set forth below.


                                   AGREEMENT

     For valuable consideration received, it is agreed as follows:

A.   DEFINED TERMS.  As used in this Agreement, the following terms have the
     -------------
following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa).

B.

     1.   Accounting Terms.  All accounting terms not specifically defined
          ----------------
     herein shall be construed in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in
     Section 6.9, and all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles.

     1.   "Affiliate" means any Person: (i) which directly or indirectly
           ---------
     controls, or is controlled by, or is under common control with, Borrower;
     (ii) which directly or indirectly beneficially owns or holds five percent (5%) or more of any class of voting stock of either Borrower; or (iii) five percent (5%) or more of the voting stock of which is directly or indirectly beneficially owned or held by either Borrower. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

     1.   "Agreement" means this Second Restated Credit Agreement, as amended,
           ---------
     supplemented, or modified from time to time.

     2.   "Assignment Amendments" means that certain Amendment Two to Assignment
           ---------------------
     of Transportation Agreement ("Assignment of Transportation Agreement"), and that certain Amendment Two to Assignment of User Contracts ("Assignment of User Contracts"), both of even date herewith and between Borrower and Bank, in form and content as set forth on Schedule "1.4(a)" and Schedule "1.4(b)"
                                         -----------------     -----------------
     attached hereto.

     1.   "Borrowing Resolutions" means certified Resolutions from the Secretary
           ---------------------
     of Borrower, in form and content as set forth on Schedule "1.5" attached
                                                      --------------
     hereto.

     1.   "Business Day" means any day other than a Saturday, Sunday, or other
           ------------
     day on which commercial banks in Oklahoma are authorized or required to close under the laws of the State of Oklahoma.

     1.   "Capital Lease" means all leases which have been or should be
           -------------
     capitalized on the books of the lessee in accordance with GAAP.

     1.   "Certificates of Good Standing" means a Certificate of Good Standing
           -----------------------------
     issued by the Secretary of State of incorporation for the Borrower and such other states in which Borrower does business and is required to domesticate or otherwise register, indicating that Borrower is in good standing with the laws of such state(s).

     1.   "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
     to time, and the regulations and published interpretations thereof.

     1.   "Collateral" means all property in which Bank is intended to have a
           ----------
     security interest, as described in Section 3.

     1.   "Commitment" means the Bank's obligation to make loans to the Borrower
           ----------
     pursuant to this Agreement.

     1.   "Commitment Fee" means the amount payable by Borrower to Bank from the
           --------------
     date hereof to the Termination Date, computed at a rate equal to one-quarter percent (1/4%) per annum on the average daily amount of the unused portion of the $1,000,000 Revolving Line, payable quarterly. Such Commitment Fee shall be payable by a debit to the general deposit account at Bank in such amount on or before the fifteenth (15th) day after the end of each calendar quarter. For the purposes of this Section, Borrower hereby authorizes and appoints Bank to make such debit.

     1.   "Commonly Controlled Entity" means an entity, whether or not
           --------------------------
     incorporated, which is under common control with the Borrower within the meaning of Section 414(b) or 414(c) of the Code.

     1.   "Debt" means, including but not limited to: (i) indebtedness or
           ----
     liability for borrowed money; (ii) obligations evidenced by bonds, debentures, notes, or other similar instruments; (iii) obligations for the deferred purchase price of property or services (including trade obligations); (iv) obligations under letters of credit; (v) obligations under acceptance facilities; (vi) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or entity, or otherwise to assure a creditor against loss; and (vii) obligations secured by any Liens, whether or not the obligations have been assumed.

     1.   "EBITDA" shall mean Net Income plus interest expense, depreciation
           ------
     expense, amortization expense, non cash expense associated with FAS 106 and any income tax expense, in accordance with GAAP, consistently applied.

     1.   "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
     amended from time to time, and the regulations and published interpretations thereof.

     1.   "GAAP" means generally accepted accounting principles in the United
           ----
     States, applied on a consistent basis.

     1.   "Initial Default" means any of the events specified in Section 9,
           ---------------
     whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition has been satisfied.

     1.   "Lien" means any mortgage, pledge, hypothecation, assignment, deposit
           ----
     arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing.)

     1.   "Loan" means advances under the $1,000,000 Revolving Line or the
           ----
     $2,000,000 Term Loan.

     1.   "Loan Documents" means this Agreement, the Notes, the Mortgage, the
           --------------
     Mortgage Amendment, the Security Agreement, the Security Agreement Amendment, the Pledge Agreement, the Pledge Agreement Amendment, the Assignment of Transportation Agreement, the Assignment of User Contracts, the instruments said amendments amend, any financing statements and all other instruments, documents or agreements required under this Agreement.

     1.   "Matured Default" means any of the events specified in Section 9,
           ---------------
     provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition has been satisfied.

     1.   "Mortgage Amendment" means, separately and collectively, the Third
           ------------------
     Amendment to Mortgage and Security Agreement, in form and content as set forth on Schedule "1.23-A" attached hereto, and the Fourth Amendment to
              -----------------
     Mortgage and Security Agreement, in form and content as set forth on Schedule "1.23-B" attached hereto, which amend the two Real Estate Mortgage
     -----------------
     and Security Agreements (separately and collectively, "Mortgage") both dated December 10, 1987, and both recorded with the Interstate Commerce Commission ("ICC"), the Oklahoma Secretary of State and the Tulsa County Clerk.

     1.   "Multiemployer Plan" means a Plan described in Section 4001(a)(3) of
           ------------------
     ERISA.

     1.   "Bank of America (formerly NationsBank) Facility" means that certain
           -----------------------------------------------
     credit facility extended by NationsBank to Sheffield Steel under that certain Receivable and Inventory Financing Agreement dated January 16, 1992, as amended, between Bank of America and Sheffield Steel.

     1.   "Net Worth" means total assets, as determined in accordance with GAAP,
           ---------
     less loans and advances to other Persons, less Total Liabilities.

     1.   "Notes" means, separately and collectively, the $2,000,000 Term Note
           -----
     and the $1,000,000 Line Note.

     1.   "Obligations" means the Obligations defined in Section 3.
           -----------

     1.   "Oklahoma City" means Sheffield Steel Corporation -- Oklahoma City, a
           -------------
     Delaware corporation.

     1.   "$1,000,000 Line Note" shall mean the $1,000,000 Promissory Note in
           --------------------
     form and content as set forth on Schedule "1.30" attached hereto.
                                      --------------

     1.   "Opinion of Borrower's Counsel" means a legal opinion from Borrower's
           -----------------------------
     legal counsel including, without limitation, the opinions relating to Borrower and this loan transaction as set forth on Schedule "1.31" attached
                                                        --------------
     hereto.

     1.   "PBGC" means the Pension Benefit Guaranty Corporation or any entity
           ----
     succeeding to any or all of its functions under ERISA.

     1.   "Permitted Liens" means, as to Borrower and all Subsidiaries:
           ---------------

          (1)  Liens in favor of the Bank;

          (2) Liens for taxes or assessments or other government charges or levies if not yet due and payable or, if due and payable or, if they are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained;

          (3) Liens imposed by law, such as mechanics', materialmen's, landlords', warehousemen's, and carriers' liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due for more than thirty (30) days or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established;

          (4) Liens under workers' compensation, unemployment insurance, Social Security, or similar legislation;

          (5) Liens, deposits, or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases (permitted under the terms of this Agreement), public or statutory obligations, surety, stay, appeal, indemnity, performance or other similar bonds, or other similar obligations arising in the ordinary course of business;

          (6)  The liens described on Schedule "1.33(6)";
                                      ------------------

          (7) Judgment and other similar liens arising in connection with court proceedings, provided the execution or other enforcement of such Liens is effectively bonded, stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

          (8) Easements, rights-of-way, restrictions, and other similar encumbrances which, in the aggregate, do not materially interfere with the occupation, use and enjoyment by the Borrower of the property or assets encumbered thereby in the normal course of its business or materially impair the value of the property subject thereto; and

          (9) Purchase-money liens on any property hereafter acquired or the assumption of any lien on property existing at the time of such acquisition (and not created in contemplation of such acquisition), or a lien incurred in connection with any conditional sale or other title retention agreement or a Capital Lease; provided that:
                         -------------

               (a) Any property subject to any of the foregoing is acquired by the Borrower or any subsidiary in the ordinary course of its business; and

               (b) Each such lien shall attach only to the property so acquired and fixed improvements thereon.

    1.    "Person" means an individual, partnership, corporation, business
           ------
     trust, joint stock company, trust, unincorporated association, joint venture, governmental authority, or other entity of whatever nature.

     1.   "Plan" means any pension plan which is covered by Title IV of ERISA
           ----
     and in respect of which the Borrower or a Commonly Controlled Entity is an "employer" as defined in Section 3(5) of ERISA.

     1.   "Pledge Agreement Amendment" means that certain Amendment Two to
           --------------------------
     Pledge Agreement of even date herewith between Bank and Sheffield Steel, in form and content as set forth on Schedule "1.36" attached hereto which
                                      ---------------
     amends the Pledge Agreement ("Pledge Agreement") dated December 10, 1987.

     1.   "Pledge Resolutions" means certified Resolutions from the Secretary of
           ------------------
     Sheffield Steel, in form and content as set forth on Schedule "1.37"
                                                          ---------------
     attached hereto.

     1.   "Principal Office" means the Bank's main office located at Seven East
           ----------------
     Second Street, Tulsa, Oklahoma, 74172.

     1.   "Prohibited Transaction" means any transaction set forth in Section
           ----------------------
     406 of ERISA or Section 4975 of the Code.

     1.   "Railroad" means Borrower's short-line railroad in Tulsa County,
           --------
     Oklahoma.

     1.   "Reportable Event" means any of the events set forth in Section 4043
           ----------------
     of ERISA.

     1.   "Security Agreement" means the Security Agreement and other Collateral
          --------------------
     documents described in Section 3.

     1.   "Security Agreement Amendment" means the Amendment to Security
           ----------------------------
     Agreements, of even date herewith, amending those two (2) certain Security Agreements dated December 10, 1987 between Borrower and Bank, in form and content as set forth on Schedule "1.43" attached hereto.
                             ---------------

     1.   "Sheffield Steel" means Sheffield Steel Corporation, a Delaware
           ---------------
     corporation.

     1.   "Subsidiary" means any corporation of which shares of stock having
           ----------
     ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by the Borrower.

     1.   "Termination Date" means August 31, 2001.
           ----------------

     1.   "Total Liabilities" means total liabilities of Borrower, determined in
           -----------------
     accordance with GAAP.

     1.   "Transportation Agreement" means the Transportation Agreement dated
           ------------------------
     January 1, 1988 between Borrower and Sheffield Steel.

     1.   "$2,000,000 Term Loan Fee" means a fee equal to 1/4% of the $2,000,000
           ------------------------
     Term Loan, or $5,000.00.

     1.   "$2,000,000 Term Note" shall mean the $2,000,000 Promissory Note in
           --------------------
     form and content as set forth on Schedule "1.50" attached hereto.
                                      ---------------

     1.   "UCC" shall mean the Uniform Commercial Code of the State of Oklahoma.
           ---

     1.   "UCC-1 Chattel Check" means a UCC Information and/or Copy Request as
           -------------------
     to Borrower from the Chattel Records Division of the Oklahoma County Clerk, and from any other office deemed necessary or advisable by Bank, which chattel checks must evidence no conflicting security interests, except the Permitted Liens.

A.   AMOUNT AND TERMS OF THE LOANS.
     -----------------------------
B.

     1.   $2,000,000 Term Loan. Subject to the terms and conditions of this
          --------------------
     Agreement, the Bank agrees to loan Borrower $2,000,000, to be further evidenced by the $2,000,000 Term Note. The purpose of the advance under the $2,000,000 Term Note is to fund distributions to Sheffield Steel.

     1.   $1,000,000 Revolving Line. Subject to the terms and conditions of this
          -------------------------
     Agreement, and so long as no Initial Default or Matured Default has occurred, Bank agrees to loan to Borrower such amounts up to $1,000,000 as Borrower may request from time to time on or before the maturity of the $1,000,000 Line Note. In the event Bank shall make advances in excess of $1,000,000, any such advance shall, nevertheless, be secured by all Collateral. Within the limits set forth in this Section 2.2, Borrower may borrow, repay and reborrow at any one time and from time to time.

     1.   Notice and Manner of Borrowing. The Borrower shall give the Bank at
          ------------------------------
     least one (1) Business Day's notice of any Loans under this Agreement, specifying the date and amount thereof. Such notice shall be in writing or via telephone (with voice verification by the appropriate officer), no later than 10:00 a.m. (Tulsa time) on the date of such Loan and upon fulfillment of the applicable conditions, the Bank will make such Loan available to the Borrower in immediately available funds by crediting the amount thereof to the following account with the
     Bank: Account styled Sand Springs Railway Company No. 209906613.

A.        SECURITY.  As security for any and all indebtedness, obligations or
          --------
liabilities of every kind and description of Borrower to Bank, including, without limitation, all advances and Loans evidenced by the Notes, and any other advances or loans made pursuant to this Agreement or any other instrument, document, agreement executed and/or delivered by Borrower to Bank in connection herewith, including any extensions, renewals or changes in form of any of the Notes, and any other obligations or liabilities now existing or hereafter arising, direct or indirect, absolute or contingent, joint and/or several, howsoever created or obtained (separately and collectively, the "Obligations"), Borrower grants to Bank the following liens and security interests and also agrees as follows:

B.

     1. A first and prior security interest in all assets of Borrower, excluding its rights in certain real estate which are non-assignable, but including (without limitation) its rights in all other real estate and all its machinery and equipment, rolling stock, accounts, inventory, contracts (including, without limitation, the Transportation Agreement, as hereinafter defined), general intangibles, chattel paper, monies in the Lockbox (as hereinafter defined), all the issued and outstanding capital stock of Borrower and all proceeds and products of the foregoing. All the foregoing other than Borrower's rights in real estate shall sometimes be referred to hereinafter as the "Security Property", and the Security Property, together with the real estate, shall sometimes be referred to hereinafter as the "Collateral".

     1. Borrower also agrees to execute and deliver all financing statements or other instruments, documents or agreements required by Bank in order to effectuate the intent of the parties in connection herewith, including without limitation documents necessary for proper perfection as deemed necessary and/or advisable by Bank and legal counsel.

A.   CONDITIONS PRECEDENT.
     --------------------
B.

     1.   Closing.  The closing shall occur when all conditions described in
          -------
     this Section 4.1 have been satisfied.

          a) Borrower shall execute and /or deliver to Bank the following:

               A.   This Agreement;

               B.   Borrowing Resolutions;

               C.   Certificate of Good Standing;

               D.   $1,000,000 Line Note;

               E.   $2,000,000 Term Note;

               F.   Opinion of Borrower's Counsel;

               G.   Amendment Two to Security Agreements;

               H.   Amendment Two to Pledge and Security Agreement;

               I.   Pledge Resolutions;

               J.   Amendment Two to Assignment of Transportation Agreement;

               K.   Amendment Two to Assignment of User Contracts;

               L.   Chattel Check;

               M.   Financing Statement;

               N.   Third Amendment to Real Estate Mortgage and Security
               Agreement;

               O.   Fourth Amendment to Real Estate Mortgage and Security
               Agreement;

               P.   $2,000,000 Term Loan Fee of $5,000;

               Q.   Completion of all schedules to this Agreement;

               R. Any other instruments, documents or agreements reasonably requested by Bank in connection herewith.

     a)             The following statements shall be true and correct.

               A. The representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct; and

               B. No Initial Default or Matured Default has occurred and is continuing or will occur as a result of the execution, delivery and/or performance by Borrower under any of the Loan Documents.

     a) The Bank shall have received such other approvals, opinions, instruments, documents and/or agreements which it may reasonably request.

A.   REPRESENTATIONS AND WARRANTIES.  The Borrower represents and warrants to
     ------------------------------
the Bank that:
B.

     1.   Incorporation, Good Standing, and Due Qualification.  Borrower is a
          ---------------------------------------------------
     corporation duly incorporated, validly existing, and in good standing under the laws of the State in which it is incorporated; has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged; and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required.

     1.   Corporate Power and Authority. The execution, delivery, and
          -----------------------------
     performance by Borrower of the Loan Documents have been duly authorized by all necessary corporate action and do not and will not (1) require any consent or approval of the stockholders or otherwise (including governmental or from a lender to Sheffield Steel and Oklahoma City) which has not been given; (2) contravene Borrower's charter or bylaws; (3) violate any provision of any law, rule, regulation (including, without limitation, Regulations U and X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to Borrower; (4) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which Borrower is a party or by which it or its properties may be bound or affected; (5) result in, or require, the creation or imposition of any lien, upon or with respect to any of the properties now owned or hereafter acquired by Borrower; or (6) cause Borrower to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award or any such indenture, agreement, lease, or instrument.

     1.   Legally Enforceable Agreement.  This Agreement is, and each of the
          -----------------------------
     other Loan documents when delivered under this Agreement will be, legal, valid, and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights generally.

     1.   Financial Statements.  Any balance sheets and related statements of
          --------------------
     income and retained earnings of Borrower and other financial data which have been furnished to Bank to induce Bank to make the Loan are complete and correct and fairly present the financial condition of Borrower at such dates and the results of the operations of Borrower for the periods covered by such statements, all in accordance with GAAP consistently applied (subject to year-end adjustments in the case of the interim financial statements), and there has been no material adverse change in the condition (financial or otherwise), business or operations of Borrower. There are no liabilities of Borrower, fixed or contingent, which are material but not reflected in such financial statements or in the notes thereto, other than liabilities arising in the ordinary course of business. No information, exhibit, or report furnished by the Borrower to the Bank in connection with the negotiation of this Agreement contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statement contained therein not materially misleading.

     1.   Labor Disputes and Acts of God. Neither the business nor the
          ------------------------------
     properties of Borrower is affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or other casualty (whether or not covered by insurance), materially adversely affecting such business or the operation of Borrower.

     1.   Other Agreements.  Borrower is not a party to any indenture, loan,
          ----------------
     or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction, which could have a material adverse effect on the business, properties, assets, operations, or condition, financial or otherwise, of Borrower or the ability of Borrower to carry out its obligations under the Loan Documents. Borrower is not in material default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party.

     1.   Litigation.  There is no pending or threatened action or proceeding
          ----------
     against or affecting Borrower before any court, governmental agency or arbitrator, which may, in any one case or in the aggregate, materially adversely affect the financial condition, operations, properties, or business of Borrower or the ability of Borrower to perform its obligations under the Loan Documents. Any litigation which does exist is set forth in detail satisfactory to Bank on Schedule "5.7" hereto, but Borrower
                                    --------------
     represents to Bank that such litigation does not violate this Section 5.7.

     1.   Ownership and Liens.  Borrower has title to, or valid leasehold
          -------------------
     interests in, all of its properties and assets, real and personal, including the properties and assets and leasehold interest reflected in the financial statements referred to in Section 5.4, and none of the properties and assets owned by Borrower, and none of its leasehold interests, are subject to any lien, except the Permitted Liens.

     1.   ERISA.  Borrower is in compliance in all material respects with all
          -----
     applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan; no notice of intent to terminate a Plan has been filed, nor has any Plan been terminated; no circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings; neither Borrower nor any Commonly Controlled Entity has completely or partially withdrawn from a Multiemployer Plan; Borrower and each Commonly Controlled Entity have met their minimum funding requirements under ERISA with respect to all of their Plans and the present value of all vested benefits under each Plan exceeds the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of the Plan and in accordance with the provisions of ERISA; and neither

     Borrower nor any Commonly Controlled Entity has incurred any liability to the PBGC under ERISA.

     1.   Operation of Business.  Borrower possesses all licenses, permits,
          ---------------------
     franchises, patents, copyrights, trademarks, and trade names, or rights thereto, to conduct its business substantially as now conducted and as presently proposed to be conducted, and Borrower is not in violation of any valid rights of others with respect to any of the foregoing.

     1.   Taxes.  Borrower has filed all tax returns (federal, state and local)
          -----
     required to be filed and have paid all taxes, assessments, and governmental charges and levies thereon to be due, including interest and penalties.

     1.   Debt.  Schedule "5.12" is a complete and correct list of all credit
          ----   ---------------
     agreements, indentures, purchase agreements, guaranties, Capital Leases, and other investments, agreements, and arrangements presently in effect providing for or relating to extensions of credit (including agreements and arrangements for the issuance of letters of credit or for acceptance financing) in respect of which Borrower is in any manner directly or contingently obligated; and the maximum principal or face amounts of the debt in question, which are outstanding and which can be outstanding, are correctly stated, and all liens of any nature given or agreed to be given as security therefor are correctly described or indicated in such Schedule. With regard to any guaranty or other contingent obligation of Borrower, Borrower shall promptly notify Bank in the event any such obligation becomes non-contingent.

     1.   Environment.  Borrower has duly complied with, and its business,
          -----------
     operations, assets, equipment, property, leaseholds, or other facilities are in compliance with, the provisions of all federal, state, and local environmental, health and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder. Borrower has been issued and will maintain all required federal, state, and local permits, licenses, certificates and approvals relating to (1) air emissions; (2) discharges to surface or groundwater; (3) noise emissions; (4) solid or liquid waste disposal; (5) the use, generation, storage, transportation or disposal or toxic or hazardous substances or wastes (intended hereby and hereafter to include any and all such materials listed in any federal, state, or local law, code or ordinance, and all rules and regulations promulgated thereunder as hazardous or potentially hazardous); or (6) other environmental, health or safety matters. Borrower has not received notice of, nor to its best knowledge knows of or suspects, facts which might constitute any violations of any federal, state or local environmental, health, or safety laws, codes or ordinances, and any rules or regulations promulgated thereunder with respect to its business, operations, assets, equipment, property, leaseholds, or other facilities. To Borrower's best knowledge, there has been no emission, spill, release, or discharge into or upon (1) the air; (2) soils, or any improvements located thereon; (3) surface water or groundwater; or (4) the sewer, septic system or waste treatment, storage or disposal system servicing the premises, of any toxic or hazardous substances or wastes at or from the premises; and accordingly the premises of the Borrower is free of all such toxic or hazardous substances or wastes. Except as disclosed in writing to Bank, there has been no complaint, order, directive, claim, citation, or notice by any governmental authority or any person or entity with respect to (1) air emissions; (2) spills, releases, or discharges to soils or improvements located thereon, surface water, groundwater or the sewer, septic system or waste treatment, storage or disposal systems servicing the premises; (3) noise emissions;
     (4) solid or liquid waste disposal; (5) the use, generation, storage, transportation, or disposal of toxic or hazardous substances or waste; or
     (6) other environmental, health, or safety matters affecting Borrower or its business, operations, assets, equipment, property, leaseholds, or other facilities. Borrower has no indebtedness, obligation, or liability, absolute or contingent, matured or not matured, with respect to the storage, treatment, cleanup or disposal of any solid wastes, hazardous wastes or other toxic or hazardous substances (including without limitation any such indebtedness, obligation, or liability with respect to any current regulation, law, or statute regarding such storage, treatment, cleanup or disposal).

     1.   Transportation Agreement.  The execution and performance by Borrower
          ------------------------
     of the Transportation Agreement:

          (a) does not contravene any statute, rule or regulation or any contractual or governmental restriction binding upon it; and

          (b) does not require any consent or approval (including governmental) which has not been given.

     1.   Railroad.  The railway trackage included in the Railroad is situated
          --------
     in part upon the real estate described in Schedule "5.15(a)" attached
                                               ------------------
     hereto which is held by Borrower in fee title (subject to matters of record as of the date hereof) and in part upon the real estate described in Schedule "5.15(b)" attached hereto which is held by Borrower pursuant to
     ------------------
     leases, rights-of-way agreements, licenses, permits and easements (subject to matters of record as of the date hereof). The Borrower has good and defensible right to use all said real estate for railroad purposes in the manner now being used. Such real estate and trackage is contiguous. All such real estate and trackage and related switches and other facilities are free and clear of all mortgages, liens, pledges, equities, charges, conditional sale or other title retention agreements and assessments. The real estate described in Schedule "5.15(c)" attached hereto was conveyed to
                              ------------------
     Borrower by instruments containing provisions prohibiting assignment or which cause Borrower's interest in the real estate covered thereby to revert to the grantor thereof upon assignment. To the best of its knowledge, no other instrument conveying to Borrower an interest in real estate which is mortgaged to Bank contains any such provision. No liens, claims or encumbrances have attached to the real estate on which the railway trackage included in the Railroad is situated since the Mortgages were filed of record.

A.        AFFIRMATIVE COVENANTS. So long as any Note shall remain unpaid or the
          ---------------------
Bank shall have any Commitment under this Agreement, Borrower will comply with the following:

B.
     1.   Maintenance of Existence.  Preserve and maintain its corporate
          ------------------------
     existence and good standing in the states in which it does business, and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is required.

     1.   Maintenance of Records. Keep adequate records and books of account, in
          ----------------------
     which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions.

     1.   Maintenance of Properties.  Maintain, keep, and preserve all of its
          -------------------------
     properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

     1.   Lockbox.  Upon the request of Bank, Borrower shall establish and
          -------
     maintain a lockbox in Bank pursuant to an agreement in form and substance satisfactory to Bank which shall provide, in part, that: (a) Borrower shall deposit all checks and other instruments with respect to its notes, chattel paper or accounts receivable in the form received by them in the lockbox,
     (b) unless otherwise directed by Bank, Borrower shall direct its debtors and customers including, without limitation, Sheffield Steel and Oklahoma City, to make all payments in respect to their accounts receivable directly to the lockbox at Bank, (c) Bank shall deposit all items received by it to accounts designated by the Bank for the Borrower, provided no Matured Default shall have occurred and be continuing, and (d) if a Matured Default shall have occurred and be continuing, all such payments may be applied to the Indebtedness, at such times and in such order as Bank may elect.

     1.   Conduct of Business.  Continue to engage in an efficient and
          -------------------
     economical manner in a business of the same general type as conducted by it on the date of this Agreement.

     1.   Maintenance of Insurance.  Borrower will keep or cause to be kept
          ------------------------
     adequately insured by financially sound and reputable insurers its plant, equipment, motor vehicles, and all other property of a character usually insured by businesses engaged in the same or similar businesses. Upon demand by the Bank, any insurance policies covering the Collateral shall be endorsed to provide for payment of losses to the Bank as its interest may appear, to provide that such policies may not be canceled, reduced or affected in any manner for any reason without thirty days prior notice to the Bank, and to provide for any other matters which the Bank may reasonably require; and such insurance shall be against fire, casualty and any other hazards normally insured against and shall be in the amount of the full value (less a reasonable deductible not to exceed amounts customary in the industry for similarly situated businesses and properties) of the property insured. The Borrower shall at all times maintain adequate insurance against damage to persons or property, which insurance shall be by financially sound and reputable insurers and shall, without limitation, provide the following coverages: comprehensive general liability (including, without limitation, coverage, where applicable, damage caused by explosion, broad form property damage coverage, broad form coverage for contractually independent contractors), worker's compensation, products liability and automobile liability.

     1.   Compliance with Laws.  Comply in all material respects with all
          --------------------
     applicable laws, rules, regulations, and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments, and governmental charges imposed upon it or upon its property.

     1.   Right of Inspection.  At any reasonable time and from time to time,
          -------------------
     and following twenty-four (24) hours prior written notice, permit the Bank or any agent or representative thereof, to reasonably examine and make copies of and abstracts from the records and books of account of, and visit the properties of, Borrower, and to discuss the affairs, finances, and accounts of Borrower with any of its officers and directors and Borrower's independent accountants. Bank contemplates conducting at least semi-annual field audits of the Borrower's property.

     1.   Reporting Requirements.  Furnish to Bank in form and detail
          ----------------------
     satisfactory to Bank, and in such numbers of copies as Bank may request:

        a)     Quarterly Financial Statements.  As soon as available and in any
               ------------------------------
        event within forty-five (45) days after the end of the first three (3) fiscal quarters of Borrower, Sheffield Steel and Oklahoma City:

               (a) Unaudited balance sheets as of the end of each such quarter, prepared in accordance with GAAP, consistent applied, with respect to each of said corporations; and

               (b) Unaudited statements of income for each such quarter setting forth in detail, in each case, figures in comparative form for the corresponding periods of the previous fiscal year, prepared in accordance with GAAP, consistently applied, with respect to each of said corporations.

        a)     Annual Financial Statements.  As soon as available and in any
               ---------------------------
        event within one hundred twenty (120) days after the end of each fiscal year of Borrower, Sheffield Steel and Oklahoma City, audited balance sheets as of the end of such fiscal year, statements of income and retained earnings of Borrower for such fiscal year, audited statements of income for such year and audited statements of shareholders' equity and changes in financial position for such year, setting forth, in each case, figures in comparative form for the previous fiscal year.

        a) Concurrently with the furnishing of Borrower's quarterly audited statements pursuant to Section 6.9.1, there shall be furnished to Bank a separate certificate of Borrower's president or chief financial officer, stating that:

               (a) Borrower's statements were prepared in conformity with GAAP on a basis consistently applied, and fairly present the financial condition of Borrower; and

               (b) That Borrower has kept, observed, and fulfilled all its obligations under the Note and this Agreement, and is not at that time in default in the observance, performance or fulfillment of any such obligations, or if Borrower shall be in default, specifying in said certificate any such default and the nature, period of existence and status thereof.

        a) Concurrently with the furnishing of Borrower's annual audited statements pursuant to Section 6.9.2, there shall be furnished to Bank a separate certificate of the firm of independent certified public accountants (which firm shall be nationally recognized) which prepared Borrower's statements, stating that:

               (a) Borrower's statements were prepared in conformity with GAAP on a basis consistently applied, and fairly present the financial condition of Borrower;

               (b) That a review of the activities of Borrower for the period covered by the financial statements has been made under his supervision with a view to determining whether Borrower has kept, observed, performed and fulfilled all its obligations under the Note and this Agreement; and

               (c) That Borrower has kept, observed, and fulfilled all its obligations under the Note and this Agreement, and is not at that time in default in the observance, performance or fulfillment of any such obligations, or if Borrower shall be in default, specifying in said certificate any such default and the nature, period of existence and status thereof. Such certificate shall not be qualified or limited because of restricted or limited examination by such accountants of any material portion of Borrower's records.

        a)     Certificate of No Default.  Within twenty (20) days after the end
               -------------------------
        of each of the quarters of each fiscal year of Borrower a certificate of the chief financial officer of Borrower (a) certifying that to the best of his knowledge no Initial Default or Matured Default has occurred and is continuing, or if an Initial Default or Matured Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto, and (b) with computations demonstrating compliance with the covenants contained in Section 8.;

        a)     Notice of Litigation.  Promptly after the commencement thereof,
               --------------------
        notice of all actions, suits, and proceedings before any court or governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, affecting Borrower, which, if determined adversely to Borrower, could have a material adverse effect on the financial condition, properties, or operations of Borrower and/or where the amount involved either in any case or in the aggregate is $50,000 or more;

        a)     Notice of Initial Defaults and Matured Defaults.  As soon as
               -----------------------------------------------
        possible and in any event within five (5) days after the occurrence of each Initial Default or Matured Default, a written notice setting forth the details of such Initial Default or Matured Default and the action which is proposed to be taken by the Borrower with respect thereto;

        a)     ERISA Reports.  As soon as possible, and in any event within
               -------------
        thirty (30) days after Borrower knows or has reason to know that any circumstances exist that constitute grounds entitling the PBGC to institute proceedings to terminate a Plan subject to ERISA with respect to Borrower or any commonly controlled Entity, and promptly but in any event within two (2) Business Days of receipt by the Borrower or any Commonly Controlled Entity of notice that the PBGC intends to terminate a Plan or appoint a trustee to administer the same, and promptly but in any event within five (5) Business Days of the receipt of notice concerning the imposition of withdrawal liability with respect to Borrower or any Commonly Controlled Entity, the Borrower will deliver to the Bank a certificate of the chief financial officer of the Borrower setting forth all relevant details and the action which the Borrower proposes to take with respect thereto;

        a)     Reports to Other Creditors.  Promptly after the furnishing
               --------------------------
        thereof, copies of any statement or report furnished to any other party pursuant to the terms of any indenture, loan, credit, or similar agreement and not otherwise required to be furnished to the Bank pursuant to any other clause of this Section 6.;

        a)     Proxy Statements, etc.  Promptly after the sending or filing
               ---------------------
        thereof, copies of all proxy statements, financial statements, and reports which Borrower sends to its stockholders, and copies of all regular, periodic, and special reports, and all registration statements which Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange; and

        a)     General Information.  Such other information respecting the
               -------------------
        condition or operations, financial or otherwise, of Borrower as the Bank may from time to time reasonably request.

     1.   Environment. Be and remain in material compliance with the provisions
          -----------
     of all federal, state, and local environmental, health and safety laws, codes and ordinances, and all rules and regulations issued thereunder; notify the Bank immediately of any notice of a hazardous discharge or environmental complaint received from any governmental agency or any other party; notify the Bank immediately of any hazardous discharge from or affecting its premises; promptly contain and remove the same, in compliance with all applicable laws; promptly pay any fine or penalty assessed in connection therewith; permit the Bank to inspect the premises, to conduct tests thereon, and to inspect all books, correspondence, and records pertaining thereto; and at the Bank's request, and at Borrower's expense, provide a report of a qualified environmental engineer, satisfactory in scope, form, and content to the Bank, and such other and further assurances reasonably satisfactory to the Bank that the condition has been corrected.

     1.   Operating Accounts.  Maintain its primary operating accounts at Bank.
          ------------------

     1.   Title Opinion.  Deliver to Bank, no later than thirty (30) days
          -------------
     following Borrower's receipt of the Mortgage Amendment, as recorded, the written opinion of a firm of attorneys selected by Borrower and satisfactory to Bank stating that no liens, claims or encumbrances, other than the Mortgage Amendments, have attached to the real estate described on Schedule "6.12" hereto since the Mortgages were recorded.
     ---------------

     1.   Sheffield Steel Certificate.  On September 1 of each year, deliver to
          ---------------------------
     Bank a certificate signed by the President or Chief Financial Officer of Sheffield Steel in form and content as set forth on Schedule "6.13"
                                                         ---------------
     attached hereto.

     1.   Fifteen Days' Notice.  Give Bank written notice of the occurrence of a
          --------------------
     non-payment default under the Bank of America Facility (as hereinafter defined) which is not cured or waived within the applicable cure period therefor, if any, no later than fifteen (15) days after the end of any such cure period or, if there is no such cure period, no later than fifteen (15) days after the occurrence of such default; and give Bank written notice of any payment default under the Bank of America Facility no later than fifteen (15) days after the stated due date of said payment.

     1.   Thirty Days' Notice.  Give Bank written notice of any of the following
          -------------------
     at least thirty (30) days prior to the proposed occurrence thereof:

          (a) The transfer of a majority of the issued and outstanding stock of Borrower, Sheffield Steel and Oklahoma City;

          (b) The transfer of the voting rights of any of the issued and outstanding capital stock of Borrower, Sheffield Steel and Oklahoma City;

               (c) The sale, transfer, assignment, lease or other conveyance of all or substantially all the assets of Borrower, Sheffield Steel and Oklahoma City; and

               (d) The merger or consolidation of Borrower, Sheffield Steel and Oklahoma City into any other corporation, or any other reorganization or similar transaction requiring the issuance or exchange of any such corporation's capital stock;

     Provided, however, to the extent the provisions of Section 6.9.7 and 6.15 shall be in conflict, this Section 6.15 shall control. The notice required by this Section 6.15 shall be accompanied by such information as may be reasonably required for Bank to evaluate the effect of the occurrence of the event described in such notice.

     1.   Labor Dispute.  Promptly give written notice to Bank of any labor
          -------------
     controversy resulting in, or threatening to result in, a strike which would affect Borrower, Sheffield Steel and Oklahoma City of which Borrower has knowledge.

     1.   Further Assurances.  Promptly cure any defects in the issuance of the
          ------------------
     Note and the execution of this Agreement, the other Loan Documents, and any other instruments or documents referred to or mentioned herein. Borrower will immediately execute and deliver to Bank upon request all such other and further instruments as may be reasonably desired by Bank from time to time in compliance with or in accomplishment of the covenants and agreements of Borrower made in this Agreement, the other Loan Documents and such other instruments and documents referred to or mentioned herein, or to further evidence and more fully describe the Collateral to correct any omission in any Loan Document or any exhibits thereto, or to perfect any security interests or liens, to make any recordings, to file any notices, or to obtain any consents, all as may be necessary or appropriate in connection therewith.

A.   NEGATIVE COVENANTS.  So long as any Notes shall remain unpaid or the Bank
     ------------------
shall have any Commitment under this Agreement or any letter of credit issued in connection herewith, Borrower will not:
B.

     1.   Negative Pledge.  Create, incur, permit or suffer to exist any Liens
          ---------------
     upon any of its assets or properties, now owned or hereafter acquired, except for the Permitted Liens.

     1.   Debt.  Create, incur, assume, or suffer to exist any Debt, except:
          ----                                                       ------

          (1)  Indebtedness arising out of this Agreement;

          (2) Purchase money indebtedness not to exceed $500,000 in the aggregate for any given fiscal year;

          (3) Current liabilities for taxes and assessments incurred in the ordinary course of business;

          (4) Indebtedness in respect of current accounts payable or accrued (other than for borrowed funds or purchase money obligations) and incurred in the ordinary course of business, provided that all such
                                                       --------
          liabilities, accounts and claims shall be promptly paid and discharged when due or in conformity with customary trade terms;

          (5)  Debt described in Schedule "5.12" but no voluntary prepayment,
                                 ---------------
          renewals, extensions, or refinancings thereof;

          (6) Unsecured non-Bank Debt in addition to the debt described in Schedule "5.12" not to exceed $100,000 for the Borrower in the
          ---------------
          aggregate in any given fiscal year;

          (7) Accounts payable to trade creditors for goods or services which are not past due more than ninety (90) days from the billing date, in each case incurred in the ordinary course of business, as presently conducted, and paid within the specified time, unless contested in good faith and by appropriate proceedings; and

     1.   Mergers, etc. Wind up, liquidate or dissolve itself, reorganize, merge
          ------------
     or consolidate with or into, or convey, sell, assign, transfer, lease, or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person.

     1.   Leases.  Without Bank's prior written consent, create, incur, assume,
          ------
     or suffer to exist, any obligation as lessee for the rental or hire of any real or personal property, except (1) leases existing on the date of this Agreement and any extensions or renewals thereof and (2) leases (other than Capital Leases) which do not in the aggregate require Borrower to make payments (including taxes, insurance, maintenance, and similar expenses which the Borrower is required to pay under the terms of any lease) in any fiscal year of Borrower in excess of Fifty Thousand and no/100ths Dollars ($50,000). Bank agrees not to unreasonably withhold its consent and will endeavor to respond within ten (10) days to Borrower's request therefor.

     1.   Sale and Leaseback.  Sell, transfer, or otherwise dispose of any real
          ------------------
     or personal property to any Person and thereafter directly or indirectly lease back the same or similar property.

     1.   Dividends. Declare or pay any dividends; or purchase, redeem, retire,
          ---------
     or otherwise acquire for value any of its capital stock now or hereafter outstanding; or make any distribution of assets to its stockholders as such whether in cash, assets, or in obligations of the Borrower; or allocate or otherwise set apart any sum for the payment of any dividend or distribution on, or for the purchase, redemption, or retirement of any shares of its capital stock; or make any distribution by reduction of capital or otherwise in respect of any shares of its capital stock. Notwithstanding the provisions of this Section 7.6, Borrower may pay dividends to Sheffield Steel in an amount not to exceed seventy-five percent (75%) of Borrower's Net Income for any fiscal year.

     1.   Sale of Assets.  Sell, lease, assign, transfer, or otherwise dispose
          --------------
     of, any of its now owned or hereafter acquired assets (including, without limitation, shares of stock, receivables, and leasehold interests), except:
     (1) inventory disposed of or leased in the ordinary course of business; (2) the sale or other disposition of assets no longer used or useful in the conduct of its business; and (3) treasury stock.

     1.   Guaranties, etc.  Assume, guaranty, endorse, or otherwise be or become
          ---------------
     directly or contingently responsible or liable (including, but not limited to, an agreement to purchase any obligation, stock, assets, goods, or services, or to supply or advance any funds, assets, goods, or services, or an agreement to maintain or cause such Person to maintain a minimum working capital net worth, or otherwise to assure the creditors of any Person against loss), for obligations of any Person, except guaranties by endorsement of negotiable instruments for deposits or collection or similar transactions in the ordinary course of business.

     1.   Transactions with Affiliates.  Enter into any transaction, including,
          ----------------------------
     without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's business and upon fair and reasonable terms no less favorable to the Borrower than would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

     1.   Compensation. Pay salaries, bonuses, fees or other compensation to its
          ------------
     officers or to other Persons performing services to it, substantially in excess of amounts paid by comparable businesses for similar services.

     1.   Receivables. Not permit receivables owing to it by Sheffield Steel and
          -----------
     Oklahoma City to remain outstanding (as measured in average days outstanding) longer than those owing by third parties to Borrower without commencement of collection proceedings.

     1.   Advances. Make or permit to exist any loans or, except in the ordinary
          --------
     course of business, make advances or extend credit to any Person.

     B.  FINANCIAL COVENANTS.  So long as any Notes shall remain unpaid or the
         -------------------
Bank shall have any Commitment under this Agreement, Borrower shall comply with the following on a consolidated basis:
C.

     1.   Leverage Ratio.  Maintain at all times a ratio of Total Liabilities to
          --------------
     Net Worth of not greater than 2.0 to 1.

     1.   Fiscal Year.  Not change its fiscal year end.
          -----------

     1.   Fixed Charge Coverage Ratio.  Borrower shall maintain a Fixed Charge
          ---------------------------
     Coverage Ratio of not less than 1.75 to 1.0. The Fixed Charge Coverage Ratio of Borrower shall be determined as of the end of each fiscal quarter of Borrower. The term `Fixed Charge Coverage Ratio' means, at the time any determination thereof is made, the ratio of Borrower EBIDTA divided by (i) interest payments to Bank for the four fiscal quarters ending upon the date upon which such determination is being made, plus (ii) the aggregate amount of principal payments due under all indebtedness of Borrower during the four fiscal quarters of Borrower ending on the date upon which such determination is being made, plus (iii) all rental payments of Borrower.

     1.   Minimum Net Worth.  Maintain at all times a minimum Net Worth of not
          -----------------
     less than Three Million Dollars ($3,000,000).

     1.   Capital Expenditures.  Not make Capital Expenditures for the
          --------------------
     acquisition, construction, expansion or improvement of Fixed Assets (whether owned or leased or otherwise) which in the aggregate, would exceed Three Hundred Thousand Dollars ($300,000) in any fiscal year of Borrower, or commit for any such Capital Expenditure which, if made in the applicable period for delivery and payment, would result in expenditures in excess of Three Hundred Thousand Dollars ($300,000) in any fiscal year of Borrower. For purposes of this Section 8.5, "Fixed Assets" shall mean assets used in the production or sale of other assets or services and which have a useful life longer than a single accounting period, including (without limitation) capitalized leases.

     1.   Bank of America Facility.  Maintain at all times excess availability
          ------------------------
     on the NationsBank Facility in an amount not less than the aggregate principal balance outstanding under the Notes.

A.   EVENTS OF DEFAULT.
     -----------------
B.

     1.   Events of Default.  If any of the following events shall occur:
          -----------------

          (1) Borrower should fail to pay the principal of, or interest on, the Notes, or any amount of a commitment or other fee within five (5) days as and when due and payable;

          (2) Any representation or warranty made or deemed made by Borrower in this Agreement or the Security agreement or which is contained in any certificate, document, opinion, or financial or other statement furnished at any time under or in connection with any Loan Document shall prove to have been incorrect, incomplete, or misleading in any material respect on or as of the date made or deemed made;

          (3) Borrower shall fail to perform or observe any term, covenant, or agreement contained in this Agreement or any Loan Documents which continues uncured for ten (10) business days following written notice thereof;

          (4) Borrower shall (a) fail to pay any indebtedness for borrowed money (other than the Notes) or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise); or (b) fail to perform or observe any term, covenant, or condition on its part required to be performed or observed under any agreement or instrument relating to any such indebtedness, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, after the giving of any applicable notice or passage of time, or both, the maturity of such indebtedness, whether or not such failure to perform or observe shall be waived by the holder of such indebtedness, or any such indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

          (5) Borrower, Sheffield Steel and Oklahoma City (a) shall generally not pay, or shall be unable to pay, or shall admit in writing its inability to pay its debts as such debts become due; or (b) shall make an assignment for the benefit of creditors, or petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for it or a substantial part of its assets; or (c) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (d) shall have had any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or an adjudication or appointment is made, and which remains undismissed for a period of thirty (30) days or more; or (e) shall take any corporate action indicating its consent to, approval of, or acquiescence in any such petition, application, proceeding, or order for relief or the appointment of a custodian, receiver, or trustee for all or any substantial part of its properties; or (f) shall suffer such custodianship, receivership, or trusteeship to continue undischarged for a period of thirty (30) days or more.

          (6) One or more judgments, decrees, or orders for the payment of money in excess of One Hundred Thousand and no/100ths Dollars ($100,000.00) in the aggregate shall be rendered against Borrower, and such judgments, decrees, or order shall continue unsatisfied and in effect for a period of twenty (20) consecutive days without being vacated, discharged, satisfied, or stayed or bonded pending appeal;

          (7) The collateral documents shall at any time after their execution and delivery and for any reason cease (a) to create a valid and perfected first priority security interest in and to the property purported to be subject to such

       Collateral documents; or (b) to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by Borrower, or Borrower shall deny it has any further liability or obligation under the Collateral documents, or Borrower shall fail to perform any of its obligations under the Collateral documents and such failure continues for ten (10) business days after written notice thereof; or the Guaranty Agreements are declared null and void, or the validity or enforceability thereof shall be contested, or liability thereunder is denied;

          (8) Any of the following events shall occur or exist with respect to Borrower and any commonly Controlled Entity under ERISA: any Reportable Event shall occur; complete or partial withdrawal from any Multiemployer Plans shall occur; any Prohibited Transaction shall occur; a notice of intent to terminate a Plan shall be filed, or a Plan shall be terminated; or circumstances shall exist which constitute grounds entitling the PBGC to institute proceedings to terminate a Plan, or the PBGC shall institute such proceedings; and in each case above, such event or condition, together with all other events or conditions, if any, could subject Borrower to any tax, penalty, or other liability which in the aggregate may exceed One Hundred Thousand and no/100ths Dollars ($100,000.00); or

          (9) If the Bank receives its first notice of a hazardous discharge or an environmental complaint from a source other than Borrower, and the Bank does not receive notice (which may be given in oral form, provided same is followed with all due dispatch by written notice by Certified Mail, Return Receipt Requested) of such hazardous discharge or environmental complaint from Borrower within twenty-four (24) hours of the time the Bank first receives said notice from a source other than Borrower; or if any federal, state, or local agency asserts or creates a Lien upon any or all of the assets, equipment, property, leaseholds, or other facilities of the Borrower by reason of the occurrence of a hazardous discharge or an environmental complaint; or if any federal, state, or local agency asserts a claim against Borrower and/or its assets, equipment, property, leaseholds, or other facilities for damages or cleanup costs relating to a hazardous discharge or an environmental complaint; provided, however, that such claim shall not constitute a default if, within five (5) Business Days of the occurrence giving rise to the claim, (a) the Borrower can prove to the Bank's satisfaction that the Borrower has commenced and is diligently pursuing either: (i) a cure or correction of the event which constitutes the basis for the claim, and continues diligently to pursue such cure or correction to completion or
       (ii) proceedings for an injunction, a restraining order, or other appropriate relief preventing such agency or agencies from asserting such claim, which relief is granted within ten (10) Business Days of the occurrence giving rise to the claim and the injunction, order, or relief is not thereafter resolved or reversed on appeal; and (b) in either of the foregoing events, the Borrower has posted a bond, letter of credit, or other security satisfactory in form, substance, and amount to both the

       Bank and the agency or entity asserting the claim to secure the proper and complete cure or correction of the event which constitutes the basis for the claim.

     In any such event, and provided that such event is not cured within any applicable notice and cure period, the Bank may, (a) declare its obligation to make loans to be terminated, whereupon the same shall forthwith terminate; and/or (b) declare the outstanding Notes, all interest thereon, and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such interest, and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Borrower. Additionally, the Bank is hereby authorized at any time and from time to time, without further notice to Borrower (any such notice being expressly waived by the Borrower), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or the Notes or other Loan Documents, irrespective of whether or not the Bank shall have made any demand under this Agreement or the Notes or such other Loan document and although such obligations may be unmatured. The rights of the Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Bank may have, in this Agreement, any other loan document or at law or equity, including without limitation the right to accelerate the Notes upon the occurrence of a Matured Default.

A.     MISCELLANEOUS.
       -------------
B.

     1.   Amendments, etc.  No amendment, modification, termination, or waiver
          ---------------
     of any provision of any Loan Document to which the Borrower is a party, nor consent to any departure by the Borrower from any Loan Document to which it is a party, shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     1.   Notices, etc. All notices, consents, waivers, and other communications
          ------------
     under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

          If to the Borrower:

          SAND SPRINGS RAILWAY COMPANY
          c/o Sheffield Steel Corporation
          220 N. Jefferson St.
          Sand Springs, Oklahoma  74063
          Attention:  Robert W. Ackerman, President
          Facsimile:  (918) 241-6595

          If to Bank:

          BANK OF OKLAHOMA, N.A.
          P.O Box 2300
          Tulsa, Oklahoma  74192
          Attention:  Chris Young, Assistant Vice President
          Facsimile:  (918) 588-6880

     or at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this
     Section 10.2. Except as is otherwise provided in this Agreement, all such notices and communications shall be effective when deposited in the mails addressed as aforesaid, except that notices for advances to the Bank pursuant to the provisions of (S)2.4 shall not be effective until received by the Bank.

     1.   Setoff, Etc.  Any indebtedness owing from Bank to Borrower, including
          -----------
     (without limitation) any general or special deposit account, may be set off or otherwise applied by Bank under a general lien covering such indebtedness which is hereby granted on any indebtedness of liability of Borrower under the Note or this Agreement to Bank, at any time and from and after the occurrence of the Event of Default, either before or after maturity, and without demand or notice to anyone. It is understood that Bank may sell participations in loans made hereunder. Bank agrees to give Borrower written notice of any such participation that is sold for a period in excess of fifteen (15) days.

     1.   No Waiver.  No failure or delay on the part of the Bank in exercising
          ---------
     any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. The rights and remedies provided herein are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise.

     1.   Successors and Assigns. This Agreement shall be binding upon and inure
          ----------------------
     to the benefit of the Borrower and the Bank and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights under any

     Loan Document to which the Borrower is a party without the prior written consent of the Bank.

     1.   Costs, Expenses and Taxes.  The Borrower agrees to pay on demand all
          -------------------------
     costs and expenses incurred by the Bank in connection with the preparation, execution, delivery, filing, and initial administration of the Loan Documents, including without limitation the fees of Riggs, Abney, Neal, Turpen, Orbison & Lewis, and of any amendment, modification, or supplement to the Loan Documents, including, without limitation, the fees and out-of-pocket expenses of counsel for the Bank, incurred in connection with advising the Bank as to its rights and responsibilities hereunder. The Borrower also agrees to pay all such costs, expenses and fees, including court costs, incurred in connection with enforcement of the Loan Documents, or any amendment, modification, or supplement thereto, whether by negotiation, legal proceedings, or otherwise. In addition, the Borrower shall pay any and all stamp and other taxes (but not mortgage registration taxes where local law prohibits Borrower from doing so) and fees payable or determined to be payable in connection with the execution, delivery, filing, and recording of any of the Loan Documents and the other documents to be delivered under any such Loan Documents, and agrees to hold the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. This provision shall survive termination of this Agreement.

     1.   Integration.  This Agreement and the Loan Documents contain the entire
          -----------
     agreement between the parties relating to the subject matter hereof and supersede all prior and contemporaneous oral statements and writings with respect thereto.

     1.   Indemnity.  The Borrower hereby agrees to defend, indemnify, and hold
          ---------
     the Bank harmless from and against any and all claims, damages, judgments, penalties, costs, and expenses (including attorney fees and court costs now or hereafter arising from the aforesaid enforcement of this clause) arising directly or indirectly from the activities of the Borrower, its predecessors in interest, or third parties with whom they have a contractual relationship, or arising directly or indirectly from the violation of any environmental protection, health or safety law, whether such claims are asserted by any governmental agency or any other Person. This indemnity shall survive termination of this Agreement.

     1.   Governing Law.  This Agreement and the Notes shall be governed by, and
          -------------
     construed in accordance with, the laws of the State of Oklahoma.

     1.   Severability of Provisions.  Any provision of any Loan Documents which
          --------------------------
     is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     1.   Headings.  Article and Section headings in the Loan Documents are
          --------
     included in such Loan Documents for the convenience of reference only and shall not constitute a part of the applicable Loan Documents for any other purpose.

     1.   Jury Trial Waiver.  THE BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY
          -----------------
     ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE LOAN DOCUMENTS. BORROWER ALSO SUBMITS ITSELF AND OTHERWISE CONSENTS TO THE JURISDICTION AND VENUE OF THE TULSA COUNTY DISTRICT COURT OR FEDERAL DISTRICT COURT (NORTHERN DISTRICT OF OKLAHOMA), WHICHEVER COURT IS SELECTED BY BANK IN ITS SOLE DISCRETION, AS TO ANY DISPUTES OR OTHER MATTERS ARISING OUT OF OR IN CONNECTION HEREWITH.

     1.   Conflicts.  To the extent any conflict exists under any of the Loan
          ---------
     Documents, this Credit Agreement shall be controlling.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                 "Borrower"

                                 SAND SPRINGS RAILWAY COMPANY


                                 By/s/ Robert W. Ackerman
                                   ---------------------------
                                   Robert W. Ackerman, President


                                 "Bank"

                                 BANK OF OKLAHOMA, N.A.


                                 By/s/ Chris T. Young
                                   ---------------------------
                                   Chris T. Young, Assistant Vice President